UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 2, 2023

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Limited Waiver Under Advisory Agreement
On March 2, 2023, Ashford Hospitality Trust, Inc. (“Ashford Trust” or the “Company”) entered into a Limited Waiver Under Advisory Agreement (the “Advisory Agreement Limited Waiver”) with Ashford Hospitality Limited Partnership (the “Operating Partnership”), Ashford TRS Corporation (“TRS”), Ashford Inc. (“AINC”) and Ashford Hospitality Advisors LLC (together with AINC, the “Advisor”).
As previously disclosed, the Company, the Operating Partnership, TRS and the Advisor are parties to a Second Amended and Restated Advisory Agreement, dated as of January 14, 2021 (the “Advisory Agreement”), which (i) allocates responsibility for certain employee costs between the Company and the Advisor, and (ii) permits the board of directors of the Company (the “Board”) to issue annual equity awards in the Company or the Operating Partnership to employees and other representatives of the Advisor based on achievement by the Company of certain financial or other objectives, or otherwise as the Board sees fit.
Pursuant to the Advisory Agreement Limited Waiver, the Company, the Operating Partnership, TRS and the Advisor waive the operation of any provision in the Advisory Agreement that would otherwise limit the ability of the Company in its discretion, at the Company’s cost and expense, to award during the first and second fiscal quarters of calendar year 2023 (the “Waiver Period”), cash incentive compensation to employees and other representatives of the Advisor; provided that such awarded cash incentive compensation does not exceed $13,063,844, in the aggregate, during the Waiver Period.
The foregoing description of the Advisory Agreement Limited Waiver does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Advisory Agreement Limited Waiver, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Limited Waiver to Credit Agreement
As previously announced in our current report on Form 8-K filed on January 15, 2021, Ashford Trust and the Operating Partnership, as borrower (the “Borrower”), entered into a Credit Agreement (as amended, the “Credit Agreement”) with certain funds and accounts managed by Oaktree Capital Management, L.P. (the “Lenders”) and Oaktree Fund Administration, LLC, as administrative agent (the “Administrative Agent”).
On March 2, 2023, Ashford Trust and the Borrower entered into that certain Limited Waiver to Credit Agreement (the “Limited Waiver to Credit Agreement”) with the guarantors party thereto, the Lenders party thereto and the Administrative Agent. Pursuant to the Limited Waiver to Credit Agreement, the Borrower, the other Loan Parties (as defined in the Credit Agreement), the Lenders and the Administrative Agent acknowledged and agreed that:
(a) certain deferred cash grants were or are being awarded to employees and/or officers of the Advisor and/or their affiliates pursuant to equity compensation plans during 2022 and 2023, in aggregate amounts of $7,950,817 in 2022 and $13,063,844 in 2023 (i.e., $21,014,661 in the aggregate) (the “Specified Deferred Cash Grants”), which the parties agreed may be made (and were or are being made) in lieu of deferred stock grants that would otherwise be permitted and made under the terms of the Advisory Agreement;
(b) accordingly, (i) the departure from the terms of the Advisory Agreement in making the Specified Deferred Cash Grants as described in the foregoing clause (a) shall be deemed to be permitted under Section 7.13(b) of the Credit Agreement; provided, however, the Borrower and the other Loan Parties agree that the Specified Deferred Cash Grants, together with any other Restricted Payments (as defined in the Credit Agreement) made pursuant to Section 7.06(f) of the Credit Agreement, shall not exceed $30,000,000 in the aggregate; (ii) the Lenders and the Administrative Agent waive non-compliance with Section 7.13(b), if any, prior to March 2, 2023, which resulted or would result (absent the waiver) from the making of the Specified Deferred Cash Grants in accordance with the foregoing provisions of Section 2 of the Limited Waiver to Credit Agreement, and (iii) effective from March 2, 2023 Section 7.13(b) shall be deemed to be amended to permit the Specified Deferred Cash Grants in accordance with the foregoing provisions of Section 2 of the Limited Waiver to Credit Agreement; and
(c) the waiver contained in the Limited Waiver to Credit Agreement shall be effective only in this instance and for the specific purpose for which it was intended and shall not be deemed to be a consent to any other transaction or matter or waiver of compliance in the future, or a waiver of any preceding or succeeding breach of the same or any other covenant or provision of the Credit Agreement.

The foregoing description of the Limited Waiver to Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Limited Waiver to Credit Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits
Exhibit Number        Description

10.1    Limited Waiver Under Advisory Agreement, dated as of March 2, 2023, by and among Ashford Hospitality Trust, Inc., Ashford Hospitality Limited Partnership, Ashford TRS Corporation, Ashford Inc. and Ashford Hospitality Advisors LLC
10.2    Limited Waiver to Credit Agreement, dated as of March 2, 2023, by and among Ashford Hospitality Limited Partnership, Ashford Hospitality Trust, Inc., the guarantors party thereto, the Lenders party thereto and Oaktree Fund Administration, LLC, as administrative agent
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD HOSPITALITY TRUST, INC.

Dated: March 2, 2023	By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary